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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 15, 2002
(Date of earliest event reported)

DEUTSCHE RECREATIONAL ASSET FUNDING CORPORATION
(Exact name of registrant as specified in its charter)

Nevada                                 333-56303             91-1904587
(State or other jurisdiction           (Commission           (IRS Employer
of incorporation)                      File Number)          identification No.)

655 Maryville Centre Drive
St. Louis, Missouri                                       63141
(Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code: (314) 523-3000

Item 5. Other Events.

Copies of the monthly payment date statements to noteholders, as required by the Transfer and Servicing Agreement are being filed as Exhibits 1, 2, 3, & 4 of this current report on Form 8-K.

Item 7.(c). Exhibits.

Exhibit
Number          Document Description

EX-1            Distribution Financial Services RV Trust 1999-1
                November 15, 2002 Payment Date Statement to Noteholders Per Section 5.08 of the Transfer and Servicing Agreement

EX-2 Distribution Financial Services Marine Trust 1999-2 November 15, 2002 Payment Date Statement to Noteholders Per Section 5.08 of the Transfer and Servicing Agreement

EX-3            Distribution Financial Services RV Trust 1999-3
                November 15, 2002 Payment Date Statement to Noteholders Per Section 5.08 of the Transfer and Servicing Agreement

EX-4 Distribution Financial Services RV/Marine Trust 2001-1 November 15, 2002 Payment Date Statement to Noteholders Per Section 5.08 of the Transfer and Servicing Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE RECREATIONAL ASSET FUNDING CORPORATION
(Registrant)

Date:                   November 26, 2002



By:                     /s/ RICHARD C. GOLDMAN
                        -----------------------------------
Name:                   Richard C. Goldman
Title:                  Vice President